Exhibit 10.2
EXECUTION COPY
AMENDMENT NO. 2
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of August 16, 2006
          THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is made as of the “Amendment Effective Date” (as defined below) by and among GARDNER DENVER, INC. (the “Borrower”), GD First (UK) Limited, a limited company organized under the laws of England and Wales (the “UK Borrower”), and Gardner Denver Holdings GmbH & Co. KG, a limited partnership organized under the laws of Germany (the “German Borrower,” and together with the Borrower and the UK Borrower, the “Borrowers”), the financial institutions listed on the signature pages hereof as lenders (the “Lenders”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA, having its main office in Chicago, Illinois), individually as a Lender, as LC Issuer, and Swing Line Lender and as agent (the “Agent”) for the Lenders under that certain Third Amended and Restated Credit Agreement dated as of May 13, 2005 by and among the Borrowers, the Lenders and the Agent, (as such may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
          WHEREAS, the Borrowers, the Lenders, the LC Issuer, the Swing Line Lender and the Agent are parties to the Credit Agreement;
          WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and
          WHEREAS, the Lenders party hereto and the Agent are willing to amend the Credit Agreement, in each case on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent have agreed to the following:
     1. Amendment to Credit Agreement. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          1.1. The definition of “Applicable Facility Fee” contained in Article I of the Credit Agreement is hereby amended in its entirety to read as follows:
     ”Applicable Facility Fee” means for any day, the percentage rate per annum set forth below opposite the Leverage Ratio in effect on such day:

Leverage		Applicable
Ratio:		Facility Fee:
	But Less than
Greater than	or Equal to
—	1.5	0.150%
1.5	2.0	0.175%
2.0	2.5	0.200%
2.5	3.0	0.225%
3.0	3.5	0.250%
3.5	—	0.300%
The Applicable Facility Fee shall be adjusted (upward or downward) effective five Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Borrower’s compliance certificate delivered with the Borrower’s financial statements pursuant to clauses (i) and (ii) of Section 6.1; provided, however, that before receipt by the Agent of the Borrower’s compliance certificate delivered with the Borrower’s financial statements pursuant to clauses (i) and (ii) of Section 6.1 for the fiscal quarter ending June 30, 2006, the Applicable Facility Fee shall be 0.225% per annum; and provided, further, that if the Borrower fails to deliver to the Agent a compliance certificate and financial statements pursuant to clauses (i) and (ii) of Section 6.1 for any reason, then the Applicable Facility Fee shall be 0.300%, effective until five Business Days after such compliance certificate and financial statements are received by the Agent.
          1.2. The definition of “Applicable Margin” contained Article I of the Credit Agreement is hereby amended in its entirety to read as follows:
     ”Applicable Margin” means, with respect to a Loan for any day, the applicable percentage rate per annum set forth below opposite the Leverage Ratio in effect on such day:

		Applicable Margin:
Leverage Ratio:		Eurocurrency Loans	Eurocurrency Loans
	But Less than	which are Revolving	which are Term
Greater than	or Equal to	Loans	Loans	Floating Rate Loans
—	1.5	0.60%	0.75%	0%
1.5	2.0	0.70%	0.875%	0%
2.0	2.5	0.80%	1.00%	0%
2.5	3.0	0.90%	1.125%	0%
3.0	3.5	1.00%	1.25%	0.25%
3.5	—	1.20%	1.50%	0.50%

The Applicable Margin for new as well as outstanding Loans shall be adjusted (upward or downward) effective five Business Days after the Agent has received (and such adjustment, if any, shall be based upon) the Borrower’s compliance certificate delivered with the Borrower’s financial statements pursuant to clauses (i) and (ii) of Section 6.1; provided, however, that before receipt by the Agent of the Borrower’s compliance certificate delivered with the Borrower’s financial statements pursuant to clauses (i) and (ii) of Section 6.1 for the fiscal quarter ending June 30, 2006, the Applicable Margin for (a) Eurocurrency Loans which are Revolving Loans shall be 0.90%, (b) Eurocurrency Loans which are Term Loans shall be 1.125% and (c) Floating Rate Loans shall be 0%; and provided, further, that if the Borrower fails to deliver to the Agent a compliance certificate and financial statements pursuant to clauses (i) and (ii) of Section 6.1 for any reason, then the Applicable Margin for (a) Eurocurrency Loans which are Revolving Loans shall be 1.20%, (b) Eurocurrency Loans which are Term Loans shall be 1.50% and (c) Floating Rate Loans shall be 0.50%, in each case effective until five Business Days after such compliance certificate and financial statements are received by the Agent.
          1.3. The definition of “Consolidated Net Worth” contained in Article I of the Credit Agreement is hereby amended and restated in its entirety as set forth below:
     ”Consolidated Net Worth” means, as of any date of determination, the consolidated total stockholders’ equity (including capital stock, additional paid-in capital and retained earnings but excluding the effects of any non-cash adjustments caused by the implementation of the proposed amendments to Financial Accounting Standards No. 87 (Employers’ Accounting for Pensions) and Financial Accounting Standards No. 106 (Employers’ Accounting for Postretirement Benefits Other than Pensions) pursuant to which, inter alia, the Borrower may be required to recognize its actual unfunded pension liability on its balance sheet) of the Borrower and its Subsidiaries determined in accordance with Agreement Accounting Principles.
          1.4. The definition of “Maximum Foreign Currency Amount” contained in Article I of the Credit Agreement is hereby amended to delete the reference to “$150,000,000” therein and substitute “$225,000,000” in lieu thereof.
          1.5. The definition of “Maximum Non-U.S. Subsidiary Borrower Amount” contained in Article I of the Credit Agreement is hereby amended to delete the reference to “$100,000,000” therein and substitute “$200,000,000” in lieu thereof.
          1.6. The definition of “Revolving Loan Termination Date” contained in Article I of the Credit Agreement is hereby amended to delete the reference to “September 1, 2009” therein and substitute “July 1, 2010” in lieu thereof.

          1.7. Section 2.27 of the Credit Agreement is hereby amended to delete the reference to “$325,000,000” therein and substitute “$425,000,000” in lieu thereof.
          1.8. The Revolving Loan Commitment of each Revolving Loan Lender and the outstanding Term Loans of each Term Loan Lender on the Amendment Effective Date are set forth on Annex I to this Amendment.
          1.9. Schedule 8 of the Credit Agreement is hereby amended in its entirety pursuant to Annex II hereto.
     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date of satisfaction of the following conditions (the “Amendment Effective Date”), if, and only if, the Agent shall have received each of the following:
     (a) duly executed signature pages of this Amendment from the Borrowers and each of the Lenders (including each hereinafter-defined Departing Lender);
     (b) a reaffirmation from the Borrower of the Parent Guaranty and from each of the Borrower’s Subsidiaries which are parties to a Subsidiary Guaranty in the form of Exhibit A attached hereto and made a part hereof;
     (c) (i) for the ratable account of each Lender (other than a Departing Lender), an amendment fee equal to 0.05% of the sum of such Lender’s Revolving Loan Commitment and outstanding Term Loans, in each case after giving effect to this Amendment and (ii) payment and/or reimbursement of the Agent’s and Amended Facility Arranger’s fees and expenses (including reasonable fees and expenses of counsel) in connection with this Amendment; and
     (d) such other opinions, documents, instruments and agreements as the Agent may reasonably request.
     3. Acknowledgement and Consent with Respect to Departing Lenders. Each of the Borrowers and each Lender, including, without limitation, each Lender identified on the signature pages hereto as a “Departing Lender”, hereby acknowledges and agrees that, notwithstanding any provisions to the contrary in the Credit Agreement (including the limitations on reductions of the Aggregate Revolving Loan Commitment in Section 2.7(c) and the limitations on assignments or transfers of interests under the Credit Agreement set forth in Sections 12.1, 12.2 and 12.3), on the effective date hereof, and subject to any such Departing Lender’s receipt of payment in full of the Loans and other amounts at such time owing to it under the Credit Agreement, (a) the Commitments shall be amended and restated in their entirety pursuant to Section 1.8 above, (b) each Departing Lender’s Revolving Loan Commitment under the Credit Agreement (including all of its participation interests in existing Swing Line Loans and Letters of Credit and its obligation to participate in additional Swing Line Loans and Letters of Credit) shall automatically be deemed terminated and the only Revolving Loan Commitments on the effective date shall be those identified on the commitment schedule attached hereto as Annex I hereto; (c) such Departing Lender shall have no further rights or obligations as a Lender under the Credit Agreement and shall cease to be a party thereto (but shall continue to be entitled to the benefits of Article III and Section 9.7 of the Credit Agreement); and (d) the consent of such Departing Lender shall be limited to the acknowledgements and agreements set forth in this Section 3 and shall not be required as a condition to the effectiveness of any other amendments set forth herein.
     4. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:
     (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.
     (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Credit Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date).
     (c) No Default or Unmatured Default has occurred and is continuing under the Credit Agreement.
     5. Reference to the Effect on the Credit Agreement.
     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.
     (b) Except as previously modified in writing, and as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     6. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.
     7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Agent or the Agent’s counsel shall be effective as a counterpart signature and each party executing such a facsimile counterpart shall be deemed to agree to deliver originals to the Agent thereof.
*******

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GARDNER DENVER, INC., as a Borrower

By:	/s/ Helen W. Cornell

Print Name:	Helen W. Cornell
Title:	Vice President, Finance and CFO

GD FIRST (UK) LIMITED, as a Borrower

By:	/s/ Helen W. Cornell

Print Name:	Helen W. Cornell
Title:	Director

GARDNER DENVER HOLDINGS GMBH & CO. KG, as a Borrower

By:	/s/ Thomas Kurth

Name:	Thomas Kurth
Title:	Managing Director/Geschäftsführer Gardner Denver Holdings Verwaltungs GmbH, General Partner of Gardner Denver Holdings GmbH & Co. KG
Signature Page to Amendment No. 2
Gardner Denver, Inc.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA (Main Office Chicago)), Individually as a Lender, as a LC Issuer, the Swing Line Lender and as Agent

By:	/s/ Suzanne Ergastolo

Print Name:	Suzanne Ergastolo

Title:	Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

BEAR STEARNS CORPORATE LENDING INC., Individually as a Lender and as Syndication Agent for the Term Loan Facility

By:	/s/ Richard Bram Smith

Print Name:	Richard Bram Smith

Title:	Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

WACHOVIA BANK, NATIONAL ASSOCIATION, Individually as a Lender and as Syndication Agent for the Revolving Loan Facility

By:	/s/ C. Jeffrey Seaton

Print Name:	C. Jeffrey Seaton

Title:	Managing Director

Signature Page to Amendment No. 2
Gardner Denver, Inc.

HARRIS N.A., formerly known as Harris Trust and Savings Bank, Individually as a Lender and as a Co-Documentation Agent for the Revolving Loan Facility

By:	/s/ Thad Rasche

Print Name:	Thad Rasche

Title:	Director

Signature Page to Amendment No. 2
Gardner Denver, Inc.

NATIONAL CITY BANK, Individually as a Lender and as a Co-Documentation Agent for the Revolving Loan Facility

By:	/s/ Jennifer L. Kofod

Print Name:	Jennifer L. Kofod

Title:	Senior Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

KEYBANK NATIONAL ASSOCIATION, Individually as a Lender and as a Co-Documentation Agent for the Revolving Loan Facility

By:	/s/ Mary K. Young

Print Name:	Mary K. Young

Title:	Senior Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH (f/k/a The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch), Individually as a Lender

By:	/s/ Tsuguyuki Umene

Print Name:	Tsuguyuki Umene

Title:	Deputy General Manager

Signature Page to Amendment No. 2
Gardner Denver, Inc.

U.S. BANK NATIONAL ASSOCIATION, Individually as a Lender

By:	/s/ Karen Meyer

Print Name:	Karen Meyer

Title:	Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

NORDEA BANK FINLAND plc, Individually as a Lender

By:	/s/ Henrik M. Steffensen

Print Name:	Henrik M. Steffensen

Title:	Senior Vice President

By:	/s/ Gerald E. Chelius

Print Name:	Gerald E. Chelius

Title:	SVP Credit

Signature Page to Amendment No. 2
Gardner Denver, Inc.

SCOTIABANC INC., Individually as a Lender

By:	/s/ N. Bell

Print Name:	N. Bell

Title:	Sr. Manager

Signature Page to Amendment No. 2
Gardner Denver, Inc.

THE BANK OF NEW YORK, Individually as a Lender

By:	/s/ Louis D. Serio

Print Name:	Louis D. Serio

Title:	Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

FIFTH THIRD BANK, Individually as a Lender

By:	/s/ Robert M. Sander

Print Name:	Robert M. Sander

Title:	Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

LASALLE BANK NATIONAL ASSOCIATION, Individually as a Lender

By:	/s/ Oscar D. Johnson, Sr.

Print Name:	Oscar D. Johnson, Sr.

Title:	Senior Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

FIRST BANK, Individually as a Lender

By:	/s/ Keith M. Schmeider

Print Name:	Keith M. Schmeider

Title:	Senior Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

BANK OF AMERICA, N.A., Individually as a Lender

By:	/s/ Jason R. Hickey

Print Name:	Jason R. Hickey

Title:	Senior Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

GUARANTY BANK, Individually as a Lender

By:	/s/ Robert S. Hays

Print Name:	Robert S. Hays

Title:	Senior Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, Individually as a Lender

By:	/s/ Ken Hamilton

Print Name:	Ken Hamilton

Title:	Director

By:	/s/ Richard Cordover

Print Name:	Richard Cordover

Title:	Director

Signature Page to Amendment No. 2
Gardner Denver, Inc.

KBC BANK, NV, Individually as a Lender

By:	/s/ Jean-Pierre Diels

Print Name:	Jean-Pierre Diels

Title:	First Vice President

By:	/s/ William Cavenaugh

Print Name:	William Cavenaugh

Title:	Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, Individually as a Lender

By:	/s/ Bruce Wicks

Print Name:	Bruce Wicks

Title:	First Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

Solely with respect to the acknowledgements and agreements set forth in Section 3 of this Amendment

MERCANTILE TRUST & SAVINGS BANK, as a Departing Lender

By:	/s/ Richard J. Halter

Print Name:	Richard J. Halter

Title:	Vice President — Credit Administrator

Signature Page to Amendment No. 2
Gardner Denver, Inc.

Solely with respect to the acknowledgements and agreements set forth in Section 3 of this Amendment

BNP PARIBAS, as a Departing Lender

By:	/s/ Andrew Strait

Print Name:	Andrew Strait

Title:	Managing Director

By:	/s/ Christopher S. Grumboski

Print Name:	Christopher S. Grumboski

Title:	Director

Signature Page to Amendment No. 2
Gardner Denver, Inc.

Solely with respect to the acknowledgements and agreements set forth in Section 3 of this Amendment

ASSOCIATED BANK, N.A., as a Departing Lender

By:	/s/ Daniel Holzhauer

Print Name:	Daniel Holzhauer

Title:	Vice President

Signature Page to Amendment No. 2
Gardner Denver, Inc.

EXHIBIT A
REAFFIRMATION
     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 dated August 16, 2006 (the “Amendment”) in connection with that certain Credit Agreement dated as of May 13, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gardner Denver, Inc., a Delaware corporation, GD First (UK) Limited, a limited company organized under the laws of England and Wales, and Gardner Denver Holdings GmbH & Co. KG, a limited partnership organized under the laws of Germany, the institutions from time to time parties to that certain Credit Agreement as Lenders and JPMorgan Chase Bank, National Association, as successor by merger to Bank One, NA, as an LC Issuer, the Swing Line Lender and as Agent for the Lenders. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Parent Guaranty, the Subsidiary Guaranty and any other Credit Document executed by it and acknowledges and agrees that such agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated as of August 16, 2006
[Signature pages follow]

GARDNER DENVER, INC.

By:	/s/ Helen W. Cornell

Name: Helen W. Cornell
Title: Vice President, Finance and CFO

GARDNER DENVER INTERNATIONAL, INC. ALLEN-STUART EQUIPMENT COMPANY, INC. GARDNER DENVER WATER JETTING SYSTEMS, INC.

By:	/s/ Helen W. Cornell

Name: Helen W. Cornell
Title: Chairman

GARDNER DENVER HOLDINGS INC. AIR-RELIEF, INC. GARDNER DENVER NASH LLC EMCO WHEATON USA, INC.

By:	/s/ Helen W. Cornell

Name: Helen W. Cornell
Title: Vice President, Finance

TCM INVESTMENTS, INC. THOMAS INDUSTRIES INC. THOMAS INDUSTRIES ASIA PACIFIC, INC. THOMAS-OBERDORFER PUMPS, INC. RIETSCHLE THOMAS HANOVER, INC. GARDNER DENVER THOMAS, INC.

By:	/s/ Helen W. Cornell

Name: Helen W. Cornell
Title: President
Signature Page to Reaffirmation with respect to Amendment No. 2
Gardner Denver, Inc.

ANNEX I
Revolving Loan Commitments and outstanding Term Loans

	Revolving Loan	Outstanding Term
Lender	Commitment	Loans
JPMorgan Chase Bank, N.A.	$22,900,000.00	$17,653,846.18
Bear Stearns Corporate Lending Inc.	$6,000,000.00	$22,230,769.23
Wachovia Bank, National Association	$19,200,000.00	$13,076,923.07
Harris N.A.	$19,200,000.00	$13,076,923.07
National City Bank	$20,000,000.00	$16,000,000.00
KeyBank National Association	$16,700,000.00	$9,766,309.65
U.S. Bank National Association	$17,500,000.00	$17,041,382.67
The Bank of TokyoMitsubishi UFJ, Ltd., Chicago Branch	$17,500,000.00	$20,000,000.00
Nordea Bank Finland plc	$15,500,000.00	$15,000,000.00
Scotiabanc Inc.	$15,000,000.00	$9,807,692.31
The Bank of New York	$12,000,000.00	$8,500,000.00
Fifth Third Bank	$12,000,000.00	$6,538,461.54
LaSalle Bank National Association	$12,500,000.00	$8,000,000.00
First Bank	$9,000,000.00	$7,192,307.69
Bank of America, N.A.	$4,000,000.00	$19,000,000.00
Guaranty Bank	$0.00	$13,076,923.07
Bayerische Hypo-Und Vereinsbank, AG, New York Branch	$2,000,000.00	$15,500,000.00
KBC Bank, NV	$2,000,000.00	$8,500,000.00
HSBC Bank USA, National Association	$2,000,000.00	$8,500,000.00

Total	$225,000,000	$248,461,538.48

ANNEX II
Existing Investments
Attached